UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2013 (July 1, 2013)

LUFKIN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-02612	75-0404410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 South Raguet, Lufkin, Texas	75904
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (936) 634-2211

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On July 1, 2013, Lufkin Industries, Inc., a Texas corporation (“Lufkin”), announced that General Electric Company, a New York corporation (“GE”), has completed its acquisition of Lufkin. Pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of April 5, 2013 (the “Merger Agreement”), by and among Lufkin, GE and Red Acquisition, Inc., a Texas corporation and a wholly owned subsidiary of GE (“Merger Sub”), Merger Sub was merged with and into Lufkin, with Lufkin continuing as the surviving corporation (the “Merger”). As a result of the Merger, Lufkin became a wholly owned subsidiary of GE.

Item 1.02	Termination of a Material Definitive Agreement.

On July 1, 2013, in connection with the Merger, Lufkin repaid in full all indebtedness, liabilities and other obligations under, and terminated, the Second Amended and Restated Credit Agreement, dated as of November 30, 2011 by and among the Lufkin and Lufkin Finance (US) LP as borrowers, the lenders party thereto and JP Morgan Chase Bank, N.A. as administrative agent, Bank of America, N.A. and Wells Fargo Bank, N.A. as co-syndication agents and Regions Bank as documentation Agent. Lufkin did not incur any material early termination penalties as a result of the termination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2013, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into Lufkin, with Lufkin continuing as the surviving corporation. At the effective time of the Merger (the “Effective Time”) and as a result of the Merger, Lufkin became a wholly owned subsidiary of GE and each share of common stock, par value $1.00 per share, of Lufkin (the “Lufkin Common Stock”) that was issued and outstanding immediately prior to the Effective Time (excluding any shares of stock held by GE or Merger Sub, any shares of stock held by Lufkin in treasury or by any direct or indirect wholly owned subsidiary of Lufkin and any shares of stock held by persons who have properly perfected their rights of dissent and appraisal) was converted into the right to receive $88.50 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).

At the Effective Time, (i) each option to purchase Lufkin Common Stock that was outstanding immediately prior to the Effective Time pursuant to Lufkin stock plans, whether or not vested or exercisable, was cancelled and terminated and converted into the right to receive for each share of Lufkin Common Stock then subject to such option a cash amount equal to the excess, if any, of (a) the Merger Consideration over (b) the exercise price payable in respect of such share of Lufkin Common Stock issuable under such option; (ii) each restricted stock unit that was outstanding immediately prior to the Effective Time pursuant to Lufkin stock plans, whether or not then vested, that represented the right to acquire shares of Lufkin Common Stock was cancelled and terminated and converted into the right to receive a cash amount equal to the Merger Consideration for each share of Lufkin Common Stock subject to such restricted stock unit; and (iii) each share of Lufkin restricted stock that was outstanding immediately prior to the Effective Time pursuant to Lufkin stock plans vested in full, the restrictions with respect to such restricted stock lapsed, and each share of restricted stock was deemed issued and outstanding immediately prior to the Effective Time and was converted into the right to receive the Merger Consideration.

GE financed the transaction with available cash on hand.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 of Lufkin’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 8, 2013 and is incorporated herein by reference. At the Effective Time, holders of shares of Lufkin Common Stock ceased to have any rights as shareholders of the Company (other than the right to receive the Merger Consideration). On July 1, 2013, GE issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the NASDAQ Stock Market (“NASDAQ”) was notified of the completion of the Merger and was requested to file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist the Lufkin Common Stock. Additionally, Lufkin intends to file with the SEC a certification on Form 15 under the Exchange Act requesting that the Lufkin Common Stock be deregistered under Section 12(g) of the Exchange Act and that Lufkin’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 above in this Current Report on Form 8-K is incorporated by reference herein in response to this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 2.01 above in this Current Report on Form 8-K is incorporated by reference herein in response to this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, in connection with the Merger, at the Effective Time of the Merger on July 1, 2013, each of Douglas Smith, John Anderson, Suzanne Baer, John Glick, John Hofmeister, James Jongebloed, John Lollar, Richard Stewart, Howard Trout and Thomas Wiener voluntarily resigned from the board of directors of Lufkin and Briggs Tobin, the director of Merger Sub, became the initial directors of Lufkin.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the articles of incorporation and bylaws of Lufkin were each amended and restated in their entirety and became the articles of incorporation and bylaws of the surviving corporation. The Seventh Amended and Restated Articles of Incorporation of Lufkin are filed as Exhibit 3.1 hereto and incorporated by reference herein. The Third Amended and Restated Bylaws of Lufkin are filed as Exhibit 3.2 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger dated as of April 5, 2013 among General Electric Company, Red Acquisition, Inc. and Lufkin Industries, Inc. (incorporated by reference to Exhibit 2.1 of Lufkin’s Current Report on Form 8-K filed with the SEC on April 8, 2013).

3.1	Seventh Amended and Restated Articles of Incorporation of Lufkin Industries, Inc.

3.2	Third Amended and Restated Bylaws of Lufkin Industries, Inc.

99.1	Press Release dated July 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUFKIN INDUSTRIES, INC.

Date: July 1, 2013

/s/ Christopher L. Boone
Christopher L. Boone
Vice President/Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger dated as of April 5, 2013 among General Electric Company, Red Acquisition, Inc. and Lufkin Industries, Inc. (incorporated by reference to Exhibit 2.1 of Lufkin’s Current Report on Form 8-K filed with the SEC on April 8, 2013).

3.1	Seventh Amended and Restated Articles of Incorporation of Lufkin Industries, Inc..

3.2	Third Amended and Restated Bylaws of Lufkin Industries, Inc.

99.1	Press Release dated July 1, 2013.